                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                 Morgan Stanley Russia & New Europe Fund, Inc.
--------------------------------------------------------------------------------
               (Names of Registrant as Specified in Its Charters)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ]  (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                 MORGAN STANLEY RUSSIA & NEW EUROPE FUND, INC.

                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             ---------------------

To Our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of Morgan Stanley Russia & New Europe Fund, Inc. (the "Fund") will be held on Thursday, April 9, 1998 at 11:00 a.m. (New York time), in Conference Room 3 at 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020, for the following purposes:

          1. To elect three Class III Directors for a term of three years.

          2. To ratify or reject the selection by the Board of Directors of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending December 31, 1998.

          3. To approve an amendment to the Fund's investment restrictions to allow the Fund to invest more than 25% of the Fund's total assets in securities of companies involved in the energy sources industry or the electric utilities industry if the Board of Directors of the Fund determines that certain criteria are met.

          4. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on March 2, 1998 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.

                                       VALERIE Y. LEWIS
                                       Secretary

Dated: March   , 1998

     IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                 MORGAN STANLEY RUSSIA & NEW EUROPE FUND, INC.

                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                        -------------------------------

                                PROXY STATEMENT
                        -------------------------------

     This statement is furnished by the Board of Directors of Morgan Stanley Russia & New Europe Fund, Inc. (the "Fund") in connection with the solicitation of Proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Thursday, April 9, 1998 at 11:00 a.m. (New York time), in Conference Room 3 at the principal executive office of Morgan Stanley Asset Management Inc. (hereinafter "MSAM" or the "Manager"), 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or
about March   , 1998. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. If no instructions are specified, shares will be voted FOR the election of the nominees for Directors, FOR ratification of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending December 31, 1998 and FOR the approval of the amendment to the Fund's investment restrictions. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting at the Meeting.

     The Board has fixed the close of business on March 2, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting.

     The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of the Manager. The solicitation of Proxies is also expected to include communications by employees of Shareholder Communications Corporation, a proxy solicitation firm expected to be engaged by the Fund at a cost not expected to exceed $5,000 plus expenses.

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1997, TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE IN WRITING TO MORGAN STANLEY RUSSIA & NEW EUROPE FUND, INC., C/O CHASE GLOBAL FUNDS SERVICES COMPANY, P.O. BOX 2798, BOSTON, MASSACHUSETTS 02208-2798, OR BY CALLING 1-800-221-6726.

     Chase Global Funds Services Company is an affiliate of the Fund's administrator, The Chase Manhattan Bank ("Chase Bank"), and provides administrative services to the Fund. The business address of Chase Bank and Chase Global Funds Services Company is 73 Tremont Street, Boston, Massachusetts 02108.

     THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF EACH OF THE MATTERS MENTIONED IN ITEMS 1, 2 AND 3 OF THE NOTICE OF ANNUAL MEETING.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     At the Meeting, three Directors will be elected to hold office for a term of three years and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying form of Proxy to vote, on behalf of the stockholders, for the election of Barton M. Biggs, John A. Levin and William G. Morton, Jr. as Class III Directors.

     Pursuant to the Fund's By-laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. Class I currently consists of Peter J. Chase, David B. Gill and Michael F. Klein. Class II currently consists of John
W. Croghan and Graham E. Jones. Class III currently consists of Barton M. Biggs, John A. Levin and William G. Morton, Jr. Only the Directors in Class III are being considered for election at this Meeting.

     Pursuant to the Fund's By-Laws, each Director holds office until (i) the expiration of his term and until his successor has been elected and qualified,
(ii) his death, (iii) his resignation, (iv) December 31 of the year in which he reaches seventy-three years of age, or (v) his removal as provided by statute or the Articles of Incorporation.

     The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit Committee are currently Peter J. Chase, David B. Gill and Graham E. Jones, none of whom is an "interested person," as defined under the Investment Company Act of 1940, as amended (the "1940 Act"). The Chairman of the Audit Committee is Mr. Jones. After the Meeting, the Audit Committee will continue to consist of those Directors of the Fund mentioned above who are not "interested persons." The Audit Committee met two times during the fiscal year ended December 31, 1997. The Board of Directors does not have nominating or compensation committees or other committees performing similar functions.

     There were five meetings of the Board of Directors held during the fiscal year ended December 31, 1997. For the fiscal year ended December 31, 1997, each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served.

     Each of the nominees for Director has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if that should occur before the Meeting, Proxies will be voted for such persons as the Board of Directors may recommend.

     Certain information regarding the Directors and officers of the Fund is set forth below:

                                                                                           COMMON
                                                                                            STOCK          SHARE
                                                                                         BENEFICIALLY   EQUIVALENTS
                                                                                         OWNED AS OF    OWNED UNDER
                                       POSITION WITH         PRINCIPAL OCCUPATIONS        MARCH 2,     DEFERRED FEE
  NAME, ADDRESS AND DATE OF BIRTH        THE FUND           AND OTHER AFFILIATIONS         1998**      ARRANGEMENTS+   PERCENTAGE
------------------------------------  ---------------   -------------------------------  -----------   -------------   ----------
Barton M. Biggs*....................  Director and      Chairman, Director and Managing     10,023              --         ***
 1221 Avenue of the Americas           Chairman of      Director of Morgan Stanley
 New York, New York 10020              the Board         Asset Management Inc. and
 11/26/32                              since 1996        Chairman and Director of
                                                         Morgan Stanley Asset
                                                         Management Limited; Managing
                                                         Director of Morgan Stanley &
                                                         Co. Incorporated; Director of
                                                         the Rand McNally Company;
                                                         Member of the Yale Development
                                                         Board; Director and Chairman
                                                         of the Board of various U.S.
                                                         registered investment
                                                         companies managed by Morgan
                                                         Stanley Asset Management Inc.
Peter J. Chase......................  Director since    Chairman and Chief Financial           300               0         ***
 1441 Paseo De Peralta                 1996             Officer, High Mesa
 Santa Fe, New Mexico 87501                              Technologies, LLC; Chairman of
 10/12/32                                                CGL, Inc.; Principal/ Owner,
                                                         Statements; Director of vari-
                                                         ous U.S. registered investment
                                                         companies managed by Morgan
                                                         Stanley Asset Management Inc.
John W. Croghan.....................  Director since    President of Lincoln Partners,       1,000        227.6094         ***
 200 South Wacker Drive                1996             a partnership of Lincoln
 Chicago, Illinois 60606                                 Capital Management Company;
 6/8/30                                                  Director of St. Paul Bancorp,
                                                         Inc. and Lindsay Manufac-
                                                         turing Co.; Director of
                                                         various U.S. registered
                                                         investment companies managed
                                                         by Morgan Stanley Asset
                                                         Management Inc.; Previously
                                                         Director of Blockbuster
                                                         Entertainment Corporation.
David B. Gill.......................  Director since    Director of various U.S.               501               0         ***
 26210 Ingleton Circle                 1996             registered investment companies
 Easton, Maryland 21601                                  managed by Morgan Stanley
 6/7/26                                                  Asset Management Inc.;
                                                         Director of the Mauritius Fund
                                                         Limited; Director of Moneda
                                                         Chile Fund Limited; Director
                                                         of First NIS Regional Fund
                                                         SIAC; Director of Commonwealth
                                                         Africa Investment Fund Ltd.;
                                                         Chairman of the Advisory Board
                                                         of Advent Latin American Pri-
                                                         vate Equity Fund; Chairman and
                                                         Director of Norinvest Bank;
                                                         Director of Surinvest
                                                         International Limited; Di-
                                                         rector of National Registry
                                                         Company; Director of South
                                                         Asia Regional Fund Ltd.;
                                                         Previously Director of Capital
                                                         Markets Department of the
                                                         International Finance
                                                         Corporation; Trustee,
                                                         Batterymarch Finance
                                                         Management; Chairman and
                                                         Director of Equity Fund of
                                                         Latin America S.A.; Director
                                                         of Commonwealth Equity Fund
                                                         Limited; and Director of
                                                         Global Securities, Inc.

                                                                                           COMMON
                                                                                            STOCK          SHARE
                                                                                         BENEFICIALLY   EQUIVALENTS
                                                                                         OWNED AS OF    OWNED UNDER
                                       POSITION WITH         PRINCIPAL OCCUPATIONS        MARCH 2,     DEFERRED FEE
  NAME, ADDRESS AND DATE OF BIRTH        THE FUND           AND OTHER AFFILIATIONS         1998**      ARRANGEMENTS+   PERCENTAGE
------------------------------------  ---------------   -------------------------------  -----------   -------------   ----------
Graham E. Jones.....................  Director since    Senior Vice President of BGK           500               0         ***
 330 Garfield Street                   1996             Properties; Trustee of ten
 Suite 200                                               investment companies managed
 Santa Fe, New Mexico 87501                              by Weiss, Peck & Greer;
 1/31/33                                                 Trustee of various investment
                                                         companies managed by Morgan
                                                         Grenfell Capital Management
                                                         Incorporated; Director of
                                                         various U.S. registered
                                                         investment companies managed
                                                         by Morgan Stanley Asset
                                                         Management Inc.; Previously
                                                         Chief Financial Officer of
                                                         Practice Management Systems,
                                                         Inc.
John A. Levin.......................  Director since    President of John A. Levin &         2,500        227.6094         ***
 One Rockefeller Plaza                 1996             Co., Inc.; Director of various
 New York, New York 10020                                U.S. registered investment
 8/20/38                                                 companies managed by Morgan
                                                         Stanley Asset Management Inc.;
                                                         Director and President of
                                                         Baker Fentress & Company.
William G. Morton, Jr...............  Director since    Chairman and Chief Executive           200               0         ***
 1 Boston Place                        1996             Officer of Boston Stock
 Boston, Massachusetts 02108                             Exchange; Director of Tandy
 3/13/37                                                 Corporation; Director of va-
                                                         rious U.S. registered
                                                         investment companies managed
                                                         by Morgan Stanley Asset
                                                         Management Inc.
Michael F. Klein*...................  Director and      Principal of Morgan Stanley &            0              --         ***
 1221 Avenue of the Americas           President        Co. Incorporated and Morgan
 New York, New York 10020              since 1997        Stanley Asset Management Inc.
 12/12/58                                                and previously a Vice
                                                         President thereof; Director
                                                         and President of various
                                                         investment companies managed
                                                         by Morgan Stanley Asset
                                                         Management Inc.; Previously
                                                         practiced law with the New
                                                         York law firm of Rogers &
                                                         Wells.
Harold J. Schaaff, Jr.*.............  Vice President    Principal of Morgan Stanley &            0              --         ***
 1221 Avenue of the Americas           since 1996       Co. Incorporated and Morgan
 New York, New York 10020                                Stanley Asset Management Inc.;
 6/10/60                                                 General Counsel and Secretary
                                                         of Morgan Stanley Asset
                                                         Management Inc.; Officer of
                                                         various investment companies
                                                         managed by Morgan Stanley
                                                         Asset Management Inc.
Joseph P. Stadler*..................  Vice President    Principal of Morgan Stanley &            0              --         ***
 1221 Avenue of the Americas           since 1996       Co. Incorporated and Morgan
 New York, New York 10020                                Stanley Asset Management Inc.;
 6/7/54                                                  Officer of various investment
                                                         companies managed by Morgan
                                                         Stanley Asset Management Inc.;
                                                         Previously with Price
                                                         Waterhouse LLP.
Stefanie V. Chang*..................  Vice President    Vice President of Morgan                 0              --         ***
 1221 Avenue of the Americas           since 1997       Stanley & Co. Incorporated and
 New York, New York 10020                                Morgan Stanley Asset
 11/30/66                                                Management Inc.; Officer of
                                                         various investment companies
                                                         managed by Morgan Stanley
                                                         Asset Management Inc.;
                                                         Previously practiced law with
                                                         the New York law firm of Rog-
                                                         ers & Wells.

                                                                                           COMMON
                                                                                            STOCK          SHARE
                                                                                         BENEFICIALLY   EQUIVALENTS
                                                                                         OWNED AS OF    OWNED UNDER
                                       POSITION WITH         PRINCIPAL OCCUPATIONS        MARCH 2,     DEFERRED FEE
  NAME, ADDRESS AND DATE OF BIRTH        THE FUND           AND OTHER AFFILIATIONS         1998**      ARRANGEMENTS+   PERCENTAGE
------------------------------------  ---------------   -------------------------------  -----------   -------------   ----------
Valerie Y. Lewis*...................  Secretary         Vice President of Morgan                 0              --         ***
 1221 Avenue of the Americas           since 1996       Stanley & Co. Incorporated and
 New York, New York 10020                                Morgan Stanley Asset
 3/26/56                                                 Management Inc.; Officer of
                                                         various investment companies
                                                         managed by Morgan Stanley
                                                         Asset Management Inc.;
                                                         Previously with Citicorp.
Joanna Haigney......................  Treasurer         Assistant Vice President and             0              --         ***
 73 Tremont Street                     since 1997       Manager of Fund Administration,
 Boston, Massachusetts 02108                             Chase Global Funds Services
 10/10/66                                                Company; Officer of various
                                                         investment companies managed
                                                         by Morgan Stanley Asset
                                                         Management Inc.; Previously
                                                         with Coopers & Lybrand LLP.
Belinda Brady.......................  Assistant         Manager, Fund Administration,            0              --         ***
 73 Tremont Street                     Treasurer        Chase Global Funds Services
 Boston, Massachusetts 02108           since 1996        Company; Officer of various
 1/23/68                                                 investment companies managed
                                                         by Morgan Stanley Asset
                                                         Management Inc.; Previously
                                                         with Price Waterhouse LLP.
All Directors and Officers as a Group..................................................     15,024        455.2188         ***
                                                                                         ============== ================= =========

---------------
  * "Interested person" within the meaning of the 1940 Act. Mr. Biggs is chairman, director and managing director of the Manager, and Messrs. Klein, Schaaff and Stadler and Ms. Chang and Ms. Lewis are officers of the Manager.
 ** This information has been furnished by each nominee, director and officer. *** Less than 1%.
  + Indicates share equivalents owned by the Directors and held in cash accounts by the Fund on behalf of the Directors in connection with the deferred fee arrangements described below.

     Each officer of the Fund will hold such office until a successor has been duly elected and qualified.

     The Fund pays each of its Directors who is not a director, officer or employee of MSAM or its affiliates, in addition to certain out-of-pocket expenses, an annual fee of $4,000. Each of the members of the Fund's Audit Committee, which consists of the Fund's Directors who are not "interested persons" of the Fund as defined in the 1940 Act, will receive an additional fee of $500 for serving on such committee. Aggregate fees and expenses paid or payable to the Board of Directors for the fiscal year ended December 31, 1997 were approximately $27,878.

     Each of the Directors who is not an "affiliated person" of MSAM within the meaning of the 1940 Act may enter into a deferred fee arrangement (the "Fee Arrangement") with the Fund, pursuant to which such Director may defer to a later date the receipt of his Director's fees. The deferred fees owed by the Fund are credited to a bookkeeping account maintained by the Fund on behalf of such Director and accrue income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Fund or
(ii) at a rate equal to the prevailing rate applicable to 90-day United States Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method is elected by the Director.

     Under the Fee Arrangement, deferred Director's fees (including the return accrued thereon) will become payable in cash upon such Director's resignation from the Board of Directors in generally equal annual installments over a period of five years (unless the Fund has agreed to a longer or shorter payment period) beginning on the first day of the year following the year in which such Director's resignation occurred. In the event of a Director's death, remaining amounts payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary; in all other events, a Director's right to receive payments is non-transferable. Under the Fee Arrangement, the Board of Directors of the Fund, in its sole discretion, has reserved the right, at the request of a Director or otherwise, to accelerate or extend the payment of amounts in the deferred fee account at any time after the termination of such Director's service as a director. In addition, in the event of liquidation, dissolution or winding up of the Fund or the distribution of all or substantially all of the Fund's assets and property to its stockholders (other than in connection with a reorganization or merger into another fund advised by
MSAM), all unpaid amounts in the deferred fee account maintained by the Fund will be paid in a lump sum to the Directors participating in the Fee Arrangement on the effective date thereof.

     Currently, Messrs. Croghan and Levin are the only Directors who have entered into the Fee Arrangement with the Fund.

     Set forth below is a table showing the aggregate compensation paid by the Fund to each of its Directors, as well as the total compensation paid to each Director of the Fund by the Fund and by other U.S. registered investment companies advised by MSAM or its affiliates (collectively, the "Fund Complex") for their services as Directors of such investment companies for the fiscal year ended December 31, 1997.

                             AGGREGATE     PENSION OR RETIREMENT   TOTAL COMPENSATION    NUMBER OF FUNDS
                            COMPENSATION     BENEFITS ACCRUED        FROM FUND AND       IN FUND COMPLEX
                             FROM FUND        AS PART OF THE       FUND COMPLEX PAID        FOR WHICH
     NAME OF DIRECTORS         (2)(3)         FUND'S EXPENSES      TO DIRECTORS(2)(4)   DIRECTOR SERVES(5)
--------------------------- ------------   ---------------------   ------------------   ------------------
Barton M. Biggs(1).........    $    0               None                $      0                18
Peter J. Chase.............     4,578               None                  72,207                13
John W. Croghan............     4,917               None                  76,959                13
David B. Gill..............     4,578               None                  76,868                13
Graham E. Jones............     4,578               None                  72,703                13
Michael F. Klein(1)........         0               None                       0                18
John A. Levin..............     4,917               None                  86,084                14
William G. Morton, Jr......     4,313               None                  68,543                13
Peter A. Nadosy(1)(6)......         0               None                       0                 1
Warren J. Olsen(1)(7)......         0               None                       0                17
Frederick B.
  Whittemore(1)(6).........         0               None                       0                17

---------------
(1) "Interested persons" of the Fund within the meaning of the 1940 Act.
(2) The amounts reflected in this table include amounts payable by the Fund and the Fund Complex for services rendered during the fiscal year ended December 31, 1997, regardless of whether such amounts were actually received by the Directors during such fiscal year.
(3) Mr. Croghan earned $4,917 and Mr. Levin earned $4,917 in deferred compensation from the Fund, pursuant to the deferred fee arrangements described above, including any capital gains or losses or interest associated therewith, during the fiscal year ended December 31, 1997. Such amounts are included in these Directors' respective aggregate compensation from the Fund reported in this table.
(4) Mr. Croghan earned $76,959, Mr. Gill earned $21,239, Mr. Jones earned $496 and Mr. Levin earned $86,084 in deferred compensation from the Fund and the Fund Complex, pursuant to the deferred fee arrangements described above, including any capital gains or losses or interest associated therewith, during the fiscal year ended December 31, 1997. Such amounts are included in these Directors' respective compensations from the Fund and the Fund Complex reported in this table.
(5) Indicates the total number of boards of directors of investment companies in the Fund Complex, including the Fund, on which the Director served at any time during the fiscal year ended December 31, 1997.
(6) Messrs. Nadosy and Whittemore resigned as Directors of the Fund effective March 14, 1997.
(7) Mr. Olsen resigned as President and Director of the Fund effective June 30, 1997.

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange, Inc. [The Manager assumes responsibility for filing such reports for the Fund's officers and directors and inadvertently failed to file such reports on a timely
basis for             .]

     The election of Messrs. Biggs, Levin and Morton requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Under the Fund's By-laws, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE THREE NOMINEES AS DIRECTORS.

                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 2)

     The Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund as defined in the 1940 Act, has selected Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending December 31, 1998. The ratification of the selection of independent accountants is to be voted on at the Meeting, and it is intended that the persons named in the accompanying Proxy will vote for Price Waterhouse LLP. Price Waterhouse LLP acts as the independent accountants for certain of the other investment companies advised by MSAM. Although it is not expected that a representative of Price Waterhouse LLP will attend the Meeting, a representative will be available by telephone to respond to stockholder questions, if any.

     The Board's policy regarding engaging independent accountants' services is that management may engage the Fund's principal independent accountants to perform any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from its Audit Committee relating to all services that have been performed by the Fund's independent accountants.

     The ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                        APPROVAL OF AN AMENDMENT TO THE
                         FUND'S INVESTMENT RESTRICTIONS
                                (PROPOSAL NO. 3)

     The Board of Directors of the Fund has approved an amendment to the Fund's investment restrictions to allow the Fund to invest more than 25% of its total assets in securities of companies involved in the energy sources industry or the electric utilities industry in RNE countries (as set forth in Appendix A to the Fund's Prospectus dated September 24, 1996) if the Board of Directors of the Fund determines that the energy sources industry or the electric utilities industry comprises a significant percentage of the market of an RNE country, and that, in light of the anticipated return, investment quality, availability and liquidity of the issues in either such industry, the Fund's ability to achieve its investment objective would, in light of its investment policies and limitations, be materially adversely affected if the Fund were not able to invest greater than 25% of its total assets in either such industry. This change would provide the Fund with greater flexibility to take advantage of investment opportunities in the energy sources industry or the electric utilities industry in RNE countries. The text of this investment restriction and the proposed amendment is set forth as Exhibit A to this proxy statement. As used herein, the energy sources industry refers broadly to companies generally involved in the exploration, production, refining and marketing of oil and gas and the electric utilities industry refers broadly to companies generally involved in the generation and distribution of electricity and heat.

     In light of the anticipated return, investment quality, availability and liquidity of the issues in the energy sources industry in RNE countries, and the significance of such securities in such markets, the Manager believes that it would be in the best interests of the Fund and its stockholders if the Fund were permitted to invest more than 25% of its assets in companies involved in the energy sources industry in RNE countries. In addition, the Board of Directors has determined that it is appropriate and in the best interests of the Fund and its stockholders for the Fund to invest more than 25% of its total assets in companies involved in the energy sources industry in RNE countries. The Board of Directors has therefore approved investing more than 25% of the Fund's total assets in the energy sources industry in RNE countries, subject to stockholder approval of the amendment to the Fund's investment restrictions.

     At present, approximately 22% of the Fund's total assets are invested in securities of issuers in the energy sources industry in RNE countries and approximately 12% of the Fund's total assets are invested in securities of issuers in the electric utilities industry in RNE countries.

INCREASED INVESTMENT RISK

     If greater than 25% of the Fund's assets are invested in the energy sources industry or the electric utilities industry in RNE countries, the Fund may be exposed to increased investment risks peculiar to those industries. The Fund's performance would be more closely linked to the performance of those industries and would be more dramatically affected by fluctuations in those industries. Historically, stock prices of companies involved in the energy sources industry have been volatile. The prices of these investments are subject to substantial fluctuations, and may be affected by unpredictable economic and political circumstances such as social, political or military disturbances, the taxation and regulatory policies of various governments, the activities and policies of OPEC (an organization of major oil producing companies), the existence of cartels in such industries, the discovery of new reserves and the development of new techniques for producing, refining and transporting such materials and related products, the development of new technology, energy conservation practices and the development of alternative energy sources and alternative uses for such materials and related products. Stock prices of companies involved in the electric utilities industry also have been volatile and subject to substantial fluctuations dependent upon unpredictable economic and political circumstances.

STOCKHOLDER NOTICE

     Stockholders are hereby notified that, as stated above, the Board of Directors has approved investing more than 25% of the Fund's total assets in the energy sources industry in RNE countries, subject to stockholder approval of the amendment to the Fund's investment restrictions described herein. The Fund will notify its stockholders of any decision by the Board of Directors to cease investing more than 25% of the Fund's total assets in the energy sources industry.

     Furthermore, the Fund will notify its stockholders of any decision by the Board of Directors to permit (or cease) investing more than 25% of the Fund's total assets in the electric utilities industry in RNE countries. Such notice will, to the extent applicable, include a discussion of any increased investment risks peculiar to such industry to which the Fund may be exposed.

STOCKHOLDER APPROVAL

     The Fund's investment restrictions are fundamental policies of the Fund and may not be changed without stockholder approval. Approval of the proposed amendment to the Fund's investment restrictions will require the affirmative vote of a majority of the Fund's outstanding shares. As defined in the 1940 Act, a "majority of outstanding shares" means the lesser of 67% of the voting securities present at the Annual Meeting of Stockholders, if a quorum is present, or 50% of the outstanding securities. For this purpose, both abstentions and broker non-votes will have the effect of a vote to disapprove the proposed amendment.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the knowledge of the Fund's management, the following persons owned beneficially more than 5% of the Fund's outstanding shares at March [2], 1998:

       NAME AND ADDRESS OF                    AMOUNT AND NATURE OF
          BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP              PERCENT OF CLASS
---------------------------------  -------------------------------------------  ----------------
Morgan Stanley, Dean Witter,
  Discover & Co. ................  296,513 shares with shared voting power and        9.36%
  1585 Broadway                    shared dispositive power; 172,086 shares
  New York, New York 10036         with shared dispositive power but no voting
                                   power(1)
City of London Investment........  597,600 shares with sole voting power and          10.3%
  Management Company Limited       sole dispositive power(2)
  10 Eastcheap
  London EC3M IAJ England
Olliff & Partners PLC............  585,300 shares with sole voting power and          10.1%
  10 Eastcheap                     sole disposition power(3)
  London EC3M IAJ England
The Investable Emerging..........  307,400 shares with sole voting power and           5.3%
  Markets Country Fund             sole dispositive power (4)
  10 Eastcheap
  London EC3M IAJ England

---------------
(1) Based on a Schedule 13G filed with the Commission on February 13, 1998.
(2) Based on a Schedule 13D filed with the Commission on May 27, 1997.
(3) Based on a Schedule 13G filed with the Commission on April 18, 1997.
(4) Based on a Schedule 13D filed with the Commission on April 18, 1997.

                                 OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                 STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     A stockholders' proposal intended to be presented at the Fund's Annual Meeting of Stockholders in 1999 must be received by the Fund on or before
November   , 1998, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

                                              VALERIE Y. LEWIS
                                              Secretary
Dated: March   , 1998

     STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                       EXHIBIT A

                             PROPOSED AMENDMENT TO
                            INVESTMENT RESTRICTIONS

     Currently, the Fund's investment restrictions state:

     "As a matter of fundamental policy:

     1. The Fund will not invest more than 25% of its total assets in a particular industry (including for this purpose any securities issued by a government other than the U.S. government) . . ."

     The text of the proposed amendment is set forth below:

     "As a matter of fundamental policy:

     1. The Fund may not invest more than 25% of its total assets in a particular industry (including for this purpose any securities issued by a government, other than the U.S. government), except to the extent, and only for such period of time as, the Board of Directors of the Fund determines in view of the considerations discussed below that it is appropriate and in the best interest of the Fund and its stockholders to invest more than 25% of the Fund's total assets in securities of companies involved in the energy sources industry or the electric utilities industry in RNE countries. Since the securities markets of many RNE countries are emerging markets characterized by a relatively small number of issues, it is possible that the energy sources industry or the electric utilities industry may on occasion comprise a significant percentage of the market of one or more RNE countries. As a result, the Fund has adopted a policy under which it may invest more than 25% of its total assets in the securities of issuers in each of those industries. The Fund would only take this action if the Board of Directors determines that the energy sources industry or the electric utilities industry comprises a significant percentage of the market of an RNE country, and that, in light of the anticipated return, investment quality, availability and liquidity of the issues in either such industry, the Fund's ability to achieve its investment objective would, in light of its investment policies and limitations, be materially adversely affected if the Fund were not able to invest greater than 25% of its total assets in either such industry. In the event the Board of Directors permits greater than 25% of the Fund's total assets to be invested in the energy sources industry or the electric utilities industry in RNE countries, the Fund may be exposed to increased investment risks peculiar to that industry. The Fund will notify its stockholders of any decision by the Board of Directors to permit (or cease) investments of more than 25% of the Fund's total assets in the energy sources industry or the electric utilities industry in RNE countries. Such notice will, to the extent applicable, include a discussion of any increased investment risks peculiar to such industry to which the Fund may be exposed . . ."

                                      PROXY

                  MORGAN STANLEY RUSSIA & NEW EUROPE FUND, INC.

                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints MICHAEL F. KLEIN, VALERIE Y. LEWIS, HAROLD J. SCHAAFF, JR. and STEFANIE V. CHANG, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on March 2, 1998 at the Annual Meeting of Stockholders to be held on April 9, 1998, and at any adjournment thereof.

The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated March ___, 1998.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE.)
                                SEE REVERSE SIDE


[X] Please mark your votes as in this sample.

1.       Election of the following nominees as Directors:

    FOR         WITHHELD

    [ ]         [ ] Class III Nominees:
                    Barton M. Biggs, John A. Levin and William G. Morton, Jr.

                    --------------------------------------
                    For all nominees except as noted above

2. Ratification of the selection of Price Waterhouse LLP as independent accountants.

    FOR               AGAINST             ABSTAIN

    [ ]                 [ ]                 [ ]

3. Approval of an amendment to the Fund's investment restrictions to allow the Fund to invest more than 25% of the Fund's total assets in securities of companies involved in the energy sources industry or the electric utilities industry if the Board of Directors of the Fund determines that certain criteria are met.

    FOR               AGAINST             ABSTAIN

    [ ]                 [ ]                 [ ]

4. In the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE THREE CLASS III NOMINEES AND IN FAVOR OF PROPOSAL NO. 2 AND PROPOSAL NO. 3

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT SHOULD SIGN.

SIGNATURES(S)___________________________________
DATE _______________, 1998

When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office.

If a partnership, please sign in partnership name. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  [ ]